UNCONSOLIDATED AFFILIATES (Notes)	12 Months Ended
Dec. 31, 2016
Equity Method Investments and Joint Ventures [Abstract]
UNCONSOLIDATED AFFILIATES
UNCONSOLIDATED AFFILIATES

Investments in Unconsolidated Affiliates - The following table sets forth ONEOK Partners’ investments in unconsolidated affiliates for the periods indicated:

	Net Ownership Interest	December 31, 2016	December 31, 2015
		(Thousands of dollars)
Northern Border Pipeline	50%	$328,456	$363,231
Overland Pass Pipeline Company	50%	444,138	459,354
Other	Various	186,213	125,636
Investments in unconsolidated affiliates (a)		$958,807	$948,221

(a) - Equity-method goodwill (Note A) was $40.1 million at December 31, 2016 and 2015, respectively.

Equity in Net Earnings from Investments and Impairments - The following table sets forth ONEOK Partners’ equity in net earnings from investments for the periods indicated:

	Years Ended December 31,
	2016	2015	2014
	(Thousands of dollars)
Northern Border Pipeline	$69,990	$66,941	$69,819
Overland Pass Pipeline Company	53,984	37,783	25,906
Other	15,716	20,576	21,690
Equity in net earnings from investments	$139,690	$125,300	$117,415
Impairment of equity investments	$—	$(180,583)	$(76,412)

Unconsolidated Affiliates Financial Information - The following tables set forth summarized combined financial information of ONEOK Partners’ unconsolidated affiliates for the periods indicated:

	December 31, 2016	December 31, 2015
	(Thousands of dollars)
Balance Sheet
Current assets	$143,317	$149,439
Property, plant and equipment, net	$2,579,607	$2,556,559
Other noncurrent assets	$20,784	$23,722
Current liabilities	$77,388	$211,037
Long-term debt	$649,539	$425,521
Other noncurrent liabilities	$69,265	$69,356
Accumulated other comprehensive loss	$(7,450)	$(5,669)
Owners’ equity	$1,954,966	$2,029,475

	Years Ended December 31,
	2016	2015	2014
	(Thousands of dollars)
Income Statement
Operating revenues	$578,542	$524,496	$548,491
Operating expenses (a)	$260,753	$304,930	$309,990
Net income (a)	$293,921	$200,064	$214,410

Distributions paid to us	$196,717	$155,918	$139,019
(a) Includes long-lived asset impairment charges in 2015 and 2014.

ONEOK Partners’ incurred expenses in transactions with unconsolidated affiliates of $140.3 million, $104.7 million and $62.0 million for 2016, 2015 and 2014, respectively, primarily related to Overland Pass Pipeline Company and Northern Border Pipeline. Accounts payable to ONEOK Partners’ equity-method investees at December 31, 2016 and 2015, was $11.1 million and $8.0 million, respectively.

Northern Border Pipeline - The Northern Border Pipeline partnership agreement provides that distributions to Northern Border Pipeline’s partners are to be made on a pro rata basis according to each partner’s percentage interest. The Northern Border Pipeline Management Committee determines the amount and timing of such distributions. Any changes to, or suspension of, the cash distribution policy of Northern Border Pipeline requires the unanimous approval of the Northern Border Pipeline Management Committee. Cash distributions are equal to 100 percent of distributable cash flow as determined from Northern Border Pipeline’s financial statements based upon EBITDA, less interest expense and maintenance capital expenditures. Loans or other advances from Northern Border Pipeline to its partners or affiliates are prohibited under its credit agreement.

Overland Pass Pipeline Company - The Overland Pass Pipeline Company limited liability company agreement provides that distributions to Overland Pass Pipeline Company’s members are to be made on a pro rata basis according to each member’s percentage interest. The Overland Pass Pipeline Company Management Committee determines the amount and timing of such distributions. Any changes to, or suspension of, cash distributions from Overland Pass Pipeline Company requires the unanimous approval of the Overland Pass Pipeline Management Committee. Cash distributions are equal to 100 percent of available cash as defined in the limited liability company agreement.

Roadrunner Gas Transmission - In March 2015, ONEOK Partners entered into a 50-50 joint venture with a subsidiary of Fermaca, a Mexico City-based natural gas infrastructure company, to construct the Roadrunner pipeline to transport natural gas from the Permian Basin in West Texas to the Mexican border near El Paso, Texas. ONEOK Partners contributed approximately $65 million and $30 million to Roadrunner in 2016 and 2015, respectively.

The Roadrunner limited liability agreement provides that distributions to members are made on a pro rata basis according to each member’s ownership interest. The Roadrunner Management Committee determines the amount and timing of such distributions. Cash distributions are equal to 100 percent of available cash, as defined in the limited liability company agreement.

Impairment Charges - Due to the continued and greater than expected decline in volumes gathered in the dry natural gas area of the Powder River Basin, ONEOK Partners evaluated its long-lived assets and equity investments in this area in 2015 and made the decision to cease operations of its wholly owned coal-bed methane natural gas gathering system in 2016. Bighorn Gas Gathering, in which ONEOK Partners owns a 49 percent equity interest, and Fort Union Gas Gathering, in which ONEOK Partners owns a 37 percent equity interest, are both partially supplied with volumes from ONEOK Partners’ wholly owned coal-bed methane natural gas gathering system. ONEOK Partners owns a 35 percent equity interest in Lost Creek Gathering Company, which also is located in a dry natural gas area. ONEOK Partners reviewed its Bighorn Gas Gathering, Fort Union Gas Gathering and Lost Creek Gathering Company equity investments and recorded noncash impairment charges of $180.6 million in 2015. The remaining net book value of ONEOK Partners’ equity investments in this dry natural gas area is $31.1 million as of December 31, 2016.

In 2014, Bighorn Gas Gathering recorded an impairment of its underlying assets when the operator determined that the volume decline would be sustained for the foreseeable future. As a result, ONEOK Partners reviewed its equity investment in Bighorn Gas Gathering for impairment and recorded noncash impairment charges of $76.4 million in 2014.